UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

ASPENTECH CORPORATION
(formerly Aspen Technology, Inc.)
 (Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices, including Zip Code)
(781) 221-6400
(Registrant’s telephone number, including area code)
Aspen Technology, Inc
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on October 10, 2021, AspenTech Corporation (formerly Aspen Technology, Inc.) (“Former AspenTech”) entered into the Transaction Agreement and Plan of Merger, as amended by Amendment No. 1 dated as of March 23, 2022 (“Amendment No. 1”) and Amendment No. 2 dated as of May 3, 2022 (“Amendment No. 2”) (the Transaction Agreement and Plan of Merger, as amended by Amendment No. 1 and Amendment No. 2, the “Transaction Agreement”), among Former AspenTech, Emerson Electric Co. (“Emerson”), EMR Worldwide Inc. (“Emerson Sub”), Emersub CX, Inc. (now named Aspen Technology, Inc.) (“New AspenTech”), and Emersub CXI, Inc. (“Merger Subsidiary”).

The Transaction Agreement provides for the contribution by Emerson of $6,014,000,000 in cash and by Emerson Sub of Open Systems International, Inc. and the Geological Simulation Software business to New AspenTech in exchange for New AspenTech common stock (the “Contribution”), and Merger Subsidiary’s merger with and into Former AspenTech, with Former AspenTech being the surviving corporation and becoming a wholly owned subsidiary of New AspenTech (the “Merger”, together with the Contribution and other transactions contemplated by the Transaction Agreement, the “Transactions”). As a result of the Merger, each issued and outstanding share of Former AspenTech common stock as of immediately prior to the effective time of the Merger (other than Excluded Shares (as defined in the Transaction Agreement), which were cancelled without consideration, and Dissenting Shares (as defined in the Transaction Agreement)) were converted into the right to receive (i) $87.69 in cash (calculated by dividing $6,014,000,000 by the number of outstanding shares of Former AspenTech common stock as of the closing of the Transactions on a fully diluted basis), and (ii) 0.42 shares of New AspenTech common stock. For a more detailed description of the Transactions, please see the Definitive Proxy Statement on Schedule 14A filed with the SEC by Former AspenTech on April 18, 2022.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to:

•
the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to Former AspenTech’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021 and incorporated herein by reference;

•	Amendment No. 1, a copy of which was filed as Exhibit 2.2 to Former AspenTech’s Quarterly Report on Form 10-Q, filed with the SEC on April 27, 2022 and incorporated herein by reference; and

•	Amendment No. 2, a copy of which was filed as Exhibit 2.1 to Former AspenTech’s Current Report on Form 8-K, filed with the SEC on May 3, 2022 and incorporated herein by reference.

As described further under Item 5.07, Former AspenTech held a special meeting of stockholders on May 16, 2022 (the “Special Meeting”), during which stockholders of Former AspenTech voted to adopt the Transaction Agreement and approve the Transactions. As a result, on May 16, 2022, following the special meeting of Former AspenTech stockholders, the Transactions were consummated in accordance with the Transaction Agreement. As part of the Transactions, Former AspenTech has become a wholly owned subsidiary of New AspenTech. Upon the consummation of the Transactions, Former AspenTech changed its name from “Aspen Technology, Inc.” to “AspenTech Corporation.”

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosures under the Introductory Note and Items 3.01 and 5.07 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On May 16, 2022, Former AspenTech (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Transactions and (ii) requested that Nasdaq (A) suspend trading of shares of Former AspenTech common stock effective as of the end of the trading day on May 16, 2022, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister all shares of Former AspenTech common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, shares of Former AspenTech common stock will no longer be listed on Nasdaq. Former AspenTech intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Former AspenTech’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Transactions, there was a change in control of Former AspenTech, and New AspenTech, as the direct parent of Former AspenTech, acquired 100% control of Former AspenTech. As a result of the Transactions, Emerson beneficially owns 55% of New AspenTech on a fully diluted basis, and the Former AspenTech stockholders own the remaining 45%. To the knowledge of Former AspenTech, no arrangements exist which may at a subsequent date result in a further change in control of Former AspenTech.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

As of the effective time of the Merger, Antonio J. Pietri, Jill D. Smith, Dr. Thomas M. Bradicich, Donald P. Casey, Karen M. Golz, Adriana Karaboutis, Dr. Georgia Keresty, Robert M. Whelan Jr., and R. Halsey Wise each resigned and ceased to be directors of Former AspenTech and members of any committee of Former AspenTech’s board of directors. These resignations were not a result of any disagreement between Former AspenTech and the directors on any matter relating to Former AspenTech’s operations, policies or practices.

As of the effective time of the Merger, Chantelle Y. Breithaupt, Frederic G. Hammond, and Christopher Stagno were designated and appointed to Former AspenTech’s board of directors.

Entry into Executive Retention Agreement

As previously described on the Current Report on Form 8-K filed by Former AspenTech on May 4, 2022 (the “Prior 8-K Filing”), our President and Chief Executive Officer, Antonio J. Pietri, entered into an amended executive retention  agreement on May 16, 2022, the terms of which are consistent with those described in the Prior 8-K Filing.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Transactions, on May 16, 2022, Former AspenTech amended and restated its certificate of incorporation and bylaws. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Former AspenTech are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures under the Introductory Note are herein incorporated by reference.

At the Special Meeting, Former AspenTech stockholders approved Proposal #1, adopting the Transaction Agreement and approving the Transactions, as well as Proposals #2 and #3, detailed below.

A quorum was present at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of shares of Former AspenTech common stock issued and outstanding as of the record date of April 14, 2022 (the “Record Date”) was necessary to constitute a quorum.

The final results of voting on each of the items submitted to a vote of Former AspenTech’s stockholders at the Special Meeting are as follows:

Proposal 1: To adopt the Transaction Agreement and approve the Transactions.

Approval of this proposal required the affirmative vote of the holders of a majority of the shares of Former AspenTech common stock outstanding and entitled to vote on the proposal. Former AspenTech stockholders approved the proposal with the following voting results, including the percentage cast for and against the proposal as a percentage of the number of Former AspenTech common stock outstanding and entitled to vote on the proposal on the Record Date:

For		Against		Abstentions	Broker Non-Votes
62,103,336	93.20%	20,453	0.03%	131,014	—

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable to Former AspenTech’s named executive officers in connection with the Transactions.

Approval of this proposal required a majority of the votes cast upon the proposal. Former AspenTech stockholders approved the proposal with the following voting results, including the percentage cast for and against the proposal as a percentage of votes cast:

For		Against		Abstentions	Broker Non-Votes
61,362,055	98.59%	874,237	1.40%	18,511	—

The shares of Former AspenTech common stock voted in favor of and against the proposal represented 92.09% and 1.31%, respectively, of the 66,627,675 shares of Former AspenTech common stock as of the Record Date.

Proposal 3: To adjourn the Special Meeting if Former AspenTech determines that it is necessary or advisable to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt the Transaction Agreement.

Approval of this proposal required a majority of the votes cast upon the proposal, whether or not a quorum was present. Former AspenTech stockholders approved the proposal with the following voting results, including the percentage cast for and against the proposal as a percentage of votes cast:

For		Against		Abstentions	Broker Non-Votes
58,874,528	94.73%	3,269,492	5.26%	110,783	—

The shares of Former AspenTech common stock voted in favor of and against the proposal represented 88.36% and 4.90%, respectively, of the 66,627,675 shares of Former AspenTech common stock as of the Record Date.

Item 8.01 Other Events

On May 16, 2022, Aspen Technology, Inc. issued a press release announcing the consummation of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1^
Transaction Agreement and Plan of Merger, dated as of October 10, 2021, as amended by Amendment No. 1 dated as of March 23, 2022 and Amendment No. 2 dated as of May 3, 2022 among Aspen Technology, Inc., Emerson Electric Co., EMR Worldwide Inc., Emersub CX, Inc. and Emersub CXI, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K dated May 3, 2022).

3.1	Amended and Restated Certificate of Incorporation of AspenTech Corporation, dated May 16, 2022.
3.2	Amended and Restated Bylaws of AspenTech Corporation, dated May 16, 2022.
99.1	Press Release, dated May 16, 2022
^
Certain annexes to Amendment No. 2 to the Transaction Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such annexes to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPENTECH CORPORATION

By:	/s/ Frederic G. Hammond
	Name: Title:	Frederic G. Hammond Senior Vice President, General Counsel and Secretary

Dated: May 16, 2022